SUPPLEMENT DATED SEPTEMBER 21, 2021

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR CORE INCOME PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Core Income Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Management subsection, the following is added to the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2021